UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 14, 2005

Liberty Media International, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-50671 (Commission File Number)	20-0893138 (IRS Employer Identification #)

12300 Liberty Boulevard, Englewood, CO 80112
(Address of Principal Executive Office)

(720) 875-5800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results Of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX
Press Release

Item 2.02. Results Of Operations and Financial Condition

     On March 14, 2005, Liberty Media International, Inc. (LMI) issued a press release (the Press Release) setting forth information, including financial information regarding certain of its privately held assets, which supplements the financial statements and related Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in LMI’s Annual Report on Form 10-K for the year ended December 31, 2004, which was filed with the Securities and Exchange Commission (the “SEC”) on March 14, 2005. The information included in the Press Release is not meant to serve as a release of financial results of LMI.

     This Form 8-K and the Press Release attached hereto as an Exhibit 99.1, insofar as they disclose historical information regarding LMI’s results of operations or financial condition for the year ended December 31, 2004, are being furnished to the SEC under Item 2.02 of
Form 8-K.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY MEDIA INTERNATIONAL, INC.
By:	/s/ LEONARD P. STEGMAN
Leonard P. Stegman
Vice President

Date: March 14, 2005

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release